EXECUTION VERSION

AMENDMENT TO WARRANT

This Amendment to Warrant (this “Amendment”) is entered into on March 13, 2012, by and between ECOtality, Inc., a Nevada corporation (the “Company”), and ABB Technology Ventures Ltd (the “Holder”).

WHEREAS, on January 13, 2011, the Company issued to the Holder a warrant to purchase 1,041,667 shares of common stock, par value $0.001 per share, of the Company (the “Warrant”); and

WHEREAS, the parties desire to amend the Warrant as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants contained herein and other valuable consideration received, and with the intent to be legally bound, the Company and the Holder hereby agree as follows:

1.                  Capitalized terms used herein but not defined shall have the meanings set forth in the Warrant.

2.                  As of the date hereof and subject to adjustment hereafter as set forth in the Warrant, the Exercise Price is hereby set at $2.50 per share.

3.                  Except as expressly amended hereby, the Warrant (including the exhibits thereto) shall be and remains in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligations of the Company and the Holder. On and after the date hereof, each reference in the Warrant to “this Warrant,” “hereunder,” “hereof,” “herein” or words of like import referring to the Warrant, and each reference in the exhibits to the “Warrant,” “thereunder,” “thereof” or words of like import referring to the Warrant shall mean and be a reference to the Warrant as amended by this Amendment and as may be subsequently amended, restated, supplemented or otherwise modified from time to time. This Amendment embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written negotiations, agreements and understandings of the parties with respect to the subject matter hereof.

4.                  This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Amendment. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Warrant on the date first written above.

ECOTALITY, INC.

By:	/s/ Jonathan R. Read
Name: Jonathan R. Read
Title: President and CEO

ABB TECHNOLOGY VENTURES LTD

By:	/s/ Girish Nadkarni
Name: Girish Nadkarni
Title: Managing Director

By:	/s/ Andrew Tang
Name: Andrew Tang
Title: Managing Director